AEON BIOPHARMA, INC.

FIFTH AMENDMENT
TO THE
LICENSE AND SUPPLY AGREEMENT

This Fifth Amendment to the License and Supply Agreement (this "Fifth Amendment"), is made and entered into as of [Month] [Day], 2026 ("Fifth Amendment Effective Date"), by and between AEON Biopharma Sub, Inc. (previously known as AEON Biopharma, Inc.), a Delaware corporation ("AEON"), and Daewoong Pharmaceutical Co., Ltd., a corporation organized and existing under the laws of the Republic of Korea ("Daewoong").

WHEREAS: AEON Biopharma, Inc., a Delaware corporation ("AEON Parent") and Daewoong have entered into that certain Exchange Agreement, dated as of December 12, 2025 (the "Exchange Agreement") relating to the exchange of certain existing notes for, among other things, a new senior secured convertible note in the principal amount of $1,500,000 (the "New Note");

WHEREAS: AEON and Daewoong entered into that certain License and Supply Agreement, dated as of December 20, 2019, as amended by that certain First Amendment dated as of July 29, 2022, that certain Second Amendment dated as of January 8, 2023, that certain Third Amendment dated as of April 24, 2023, and that certain Fourth Amendment dated as of March 19, 2024 (collectively, the "License Agreement"); and

WHEREAS: In connection with the entry into the Exchange Agreement by AEON Parent and Daewoong and the issuance of the New Note thereunder, AEON and Daewoong desire to amend the License Agreement as set forth herein to reflect the refinancing and exchange of the previous notes.

NOW, THEREFORE: For good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby covenant and agree to be bound as follows:

1.Capitalized Terms. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings assigned to them in the License Agreement. All references to the term "Agreement" in the License Agreement shall be deemed to include all of the terms and conditions of this Fifth Amendment.
2.Amendment. The License Agreement is hereby amended and restated as follows:
i.	Termination Purchase Right Update. The reference to the "Notes" in the last sentence of Section 16.4 of the License Agreement (as added by the Fourth Amendment) is hereby amended to refer to the "New Note" (as defined in the recitals to this Fifth Amendment). Accordingly, the last sentence of Section 16.4 is hereby amended and restated in its entirety as follows:

"The Termination Purchase Right shall terminate and expire upon the earliest to occur of the time at which DAEWOONG and Daewoong Co., LTD., collectively, hold less than fifty percent (50%) of the sum of (x) AEON common stock (including AEON common stock acquirable from prefunded warrants owned) held by DAEWOONG and Daewoong Co., LTD. on the Fifth Amendment Effective Date, and (y) AEON common stock that DAEWOONG would be issued upon a conversion of the New Note (as defined in the Fifth Amendment to this Agreement)."

3.No Further Amendment. Except as expressly amended or modified hereby, all terms and conditions of the License Agreement (as amended) are hereby ratified and confirmed and shall remain in full force and effect. In the event of a conflict between the terms of the License Agreement and the terms of this Fifth Amendment, the terms of this Fifth Amendment shall control.
4.Counterparts. This Fifth Amendment may be executed in counterparts, and execution by each of the parties hereto of any one of such counterparts will constitute due execution of this Fifth Amendment. Each such counterpart hereof shall be deemed to be an original instrument, and all such counterparts together shall constitute but one agreement. Execution and delivery of this Fifth Amendment by facsimile or other electronic means (e.g., PDF) by either party hereto shall be legal, valid, and binding to the same extent as an original signature.

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IN WITNESS WHEREOF, each of the undersigned has executed this Fifth Amendment to the License and Supply Agreement as of the Fifth Amendment Effective Date.

AEON BIOPHARMA SUB, INC.

By: _/s/ Robert Bancroft________

Name: Robert Bancroft

Title: Chief Executive Officer

Signature Page to Fifth Amendment to the License and Supply Agreement

IN WITNESS WHEREOF, each of the undersigned has executed this Fifth Amendment to the License and Supply Agreement as of the Fifth Amendment Effective Date.

DAEWOONG PHARMACEUTICAL CO., LTD.

By: _/s/ Seongsoo Park___________________

Name: Seongsoo Park

Title: President & CEO

Signature Page to Fifth Amendment to the License and Supply Agreement